Second Quarter Investor Presentation August 7, 2018

Safe Harbor Disclosure  We make forward-looking statements in this presentation that are subject to risks and uncertainties. These forward-looking statements include information about possible or assumed future results of our business, financial condition, liquidity, results of operations, cash flow and plans and objectives. When we use the words “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “may” or similar expressions, we intend to identify forward-looking statements.  Statements regarding the following subjects, among others, may be forward-looking: market trends in our industry, interest rates, real estate values, the debt financing markets or the general economy or the demand for and availability of residential and small-balance commercial real estate loans; our business and investment strategy; our projected operating results; actions and initiatives of the U.S. government and changes to U.S. government policies and the execution and impact of these actions, initiatives and policies; the state of the U.S. economy generally or in specific geographic regions; economic trends and economic recoveries; our ability to obtain and maintain financing arrangements; changes in the value of our mortgage portfolio; changes to our portfolio of properties; impact of and changes in governmental regulations, tax law and rates, accounting guidance and similar matters; our ability to satisfy the real estate investment trust qualification requirements for U.S. federal income tax purposes; availability of qualified personnel; estimates relating to our ability to make distributions to our stockholders in the future; general volatility of the capital markets and the market price of our shares of common stock; and the degree and nature of our competition.  The forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us. Forward-looking statements are not predictions of future events. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements. Furthermore, forward-looking statements are subject to risks and uncertainties, including, among other things, those described under Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2017, which can be accessed through the link to our Securities and Exchange Commission ("SEC") filings on our website (www.great-ajax.com) or at the SEC's website (www.sec.gov). Other risks, uncertainties, and factors that could cause actual results to differ materially from those projected may be described from time to time in reports we file with the SEC, including reports on Forms 10-Q, 10-K and 8-K. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for us to predict those events or how they may affect us. Except as required by law, we are not obligated to, and do not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Unless stated otherwise, financial information included in this presentation is as of June 30, 2018. 2

Business Overview  Leverage long-standing relationships to acquire mortgage loans through privately negotiated transactions from a diverse group of customers – Over 90% of our acquisitions since inception have been privately negotiated – Acquisitions made in 238 transactions since inception. Six transactions closed in Q2 20181  Use our manager’s proprietary analytics to price each pool on an asset-by-asset basis  Adjust individual loan bid price to accumulate clusters of loans in attractive demographic metropolitan areas – Typical acquisition contains 25 – 100 loans with total market value between $5 – $20 million  Our affiliated servicer services the loans asset-by-asset and borrower-by-borrower  Objective is to maximize returns for each asset by utilizing a full menu of loss mitigation and asset optimization techniques  Use moderate non-mark-to-market leverage 1Includes transactions Great Ajax Operating Partnership L.P. made through joint venture arrangements with third-party institutional investors 3

Highlights – Quarter Ended June 30, 2018  Purchased $14.3 million of re-performing mortgage loans (“RPLs”) with an aggregate unpaid principal balance (“UPB”) of $15.5 million and underlying collateral value of $24.8 million1  Interest income of $26.7 million; net interest income of $13.9 million  Net income attributable to common stockholders of $7.5 million  Basic earnings per share (“EPS”) of $0.40  Taxable income of $0.35 per share  Book value per share of $15.60 at June 30, 2018  Cash collections of $56.5 million and held $34.7 million of cash and cash equivalents at June 30, 2018  Quarter end leverage ratios2  Asset Level : 2.8x  Corporate Level : 3.1x  Acquired an additional 3.1% interest in Great Ajax FS LLC ("GAFS"), the parent of our servicer, and three warrants, each exercisable for a 1.55% interest in GAFS in exchange for consideration of $0.7 million of cash and 29,063 shares of our common stock, which takes our total ownership in GAFS to 8.0% with warrants exercisable for an additional 12.0%  Co-invested with third-party institutional investors in two transactions. We acquired a 9.36% interest in each of the securities issued by Ajax Mortgage Loan Trust 2018-A ($113.8 MM UPB) and a 20.0% interest in each of the securities issued by Ajax Mortgage Loan Trust 2018- B ($94.8 MM UPB) 1Excludes transactions Great Ajax Operating Partnership L.P. made through joint venture arrangements with third-party institutional investors 2Excludes consolidation of the portion of Ajax Mortgage Loan Trust 2017-D that is owned by a third-party institutional investor 4

Portfolio Overview – as of June 30, 2018 Unpaid Principal Balance1 Property Value2 1% 3% 3% RPL RPL NPL NPL REO 96% 97% $1,418 MM $1,939 MM RPL: $1,372 MM RPL: $1,856.5 MM NPL: $ 46 MM NPL: $ 56.8 MM REO & Rental: $ 25.5 MM 1 Includes $186.8 million UPB in Re-performing loans included in a 50/50 joint venture with a third-party institutional investor that is required to be consolidated for GAAP purposes 2 Real estate owned (“REO”) and rental property value is presented at estimated property fair value less expected liquidation costs 5

Portfolio Growth Re-performing Loans UPB Property Value 2,000 $1,857 Price 1,800 Millions 1,600 $1,536 $1,372 1,400 $1,194 1,200 $1,152 $965 1,000 $817 800 $712 600 $541 $543 $481 $375 400 200 $64 $73 $49 0 Initial Assets (07/08/14) 6/30/2015 6/30/2016 6/30/2017 6/30/2018  Re-performing loan UPB as of 06/30/2018 includes $9.4 million of small-balance commercial originations, which are performing loans. Includes $186.8 million UPB in a 50/50 joint venture with a third-party institutional investor that is required to be consolidated for GAAP purposes  Re-performing loan status stays constant based on initial purchase status 6  Excludes a 9.36% interest in each of the securities issued by Ajax Mortgage Loan Trust 2018-A ($113.8 million UPB of re-performing loans) and a 20% interest in each of the securities issued by Ajax Mortgage Loan Trust 2018-B ($13.1 million UPB of re-performing loans)

Portfolio Growth Non-performing Loans UPB Property Value 140 Price $122 Millions $118 120 $99 100 $93 80 $70 $66 $63 $58 60 $57 $46 $39 40 $30 20 0 Initial Assets 6/30/2015 6/30/2016 6/30/2017 6/30/2018 (07/08/14)  Non-performing loan status stays constant based on initial purchase status  Excludes a 20% interest in each of the securities issued by Ajax Mortgage Loan Trust 2018-B ($81.7 million UPB of non-performing loans) 7

Portfolio Concentrated in Attractive Markets  Clusters of loans in attractive, densely populated markets  Stable liquidity and home prices  Over 80% of the portfolio in our target markets Portland New York / Chicago New Jersey Metro Area Las Vegas Washington DC Metro Area Los Angeles San Diego Phoenix Atlanta Dallas Target Markets Houston Orlando Target States Property Management Tampa Miami, Business Management Ft. Lauderdale, REIT, Servicer & Manager Headquarters W. Palm Beach 8

Portfolio Migration Total Pre 2Q2018 Acquisitions ($$ in thousands) Acquisition Current Based on Count UPB Count UPB Liquidated - - 1342 273,557 24for24 416 74,273 2896 639,867 12for12 305 64,002 1785 383,483 7for7 3108 696,896 399 88,742 4f4-6f6 1579 346,796 503 96,738 Less than 4f4 2168 450,651 504 102,451 REO - - 140 35,409 NPL 512 124,914 548 142,910 Purchased REO 34 8,074 5 2,448 8,122 1,765,606 8,122 1,765,606  24 for 24: Loan that has made 24 full payments in the last 24 months  12 for 12: Loan that has made 12 full payments in the last 12 months  7 for 7: Loan that has made 7 full payments in the last 7 months 9  NPL: <1 full payment in the last three months

Subsequent Events  Acquisitions Closed  Acquisitions Under Contract   RPL  RPL SBC -- Loans originated   UPB: $0.1MM  UPB: $1.1MM UPB: $5.3MM   Collateral Value: $0.2MM  Collateral Value: $1.6MM Collateral Value: $7.0MM   Price/UPB: 85.4%  Price/UPB: 80.9% 6 loans in 3 transactions  Price/Collateral Value: 43.7%  Price/Collateral Value: 53.1%  1 loan in 1 transaction  5 loans in 5 transactions  SBC  NPL  UPB: $7.2MM  UPB: $3.0MM  Collateral Value: $14.5MM  Collateral Value: $4.1MM  Price/UPB: 101.8%  Price/UPB: 77.1%  Price/Collateral Value: 51.2%  Price/Collateral Value: 55.5%  9 loans in 2 transactions  21 loans in 2 transactions  SBC – Purchased Property  SBC  Price: $1.6MM  UPB: $9.5MM  Collateral Value: $1.6MM  Collateral Value: $23.1MM  1 property in 1 transaction  Price/UPB: 102.0%  Price/Collateral Value: 42.0%  9 loans in 1 transaction  A dividend of $0.30 per share will be payable on August 30 , 2018 to our stockholders of record as of August 15, 2018 1 While these acquisitions are expected to close, there can be no assurance that these acquisitions will close or that the terms thereof may not change 10

Financial Metrics – Excluding consolidation of the portion of Ajax Mortgage Loan Trust 2017-D owned by third-party institutional investors

GREAT AJAX

Quarter over Quarter Comparison Excluding the Impact of the Consolidation of 2017 D				
	Excluding the consolidation of 2017 D			
($ in thousands)	Q2-18	Q1-18	Q4-17	Q3-17
Interest Income on Loans	24,757	24,124	23,778	24,396
Average Loans	1,149,225	1,163,970	1,071,415	1,052,038
Average Loan Yield	8.9%	8.6%	9.2%	9.6%
Total Interest Expense	12,031	11,683	11,136	10,775
Asset Level Interest Expense	9,877	9,533	8,990	8,863
Average Asset Level Debt	865,787	881,587	817,316	791,261
Average Asset Level Debt Cost	4.6%	4.4%	4.5%	4.6%
Asset Level Net Interest Margin	4.3%	4.2%	4.7%	5.0%
Total Average Debt	968,618	984,224	919,763	883,770
Total Average Debt Cost	5.1%	4.8%	5.0%	5.0%
Total Net Interest Margin	3.8%	3.7%	4.1%	4.6%
Non-Interest Operating Expenses - excluding REO	5,395	5,813	5,693	5,312
Non-Interest Operating Expenses/Avg Assets	1.7%	2.1%	1.9%	1.8%
ROAA - ex net REO impairments and losses	2.7%	2.7%	2.6%	3.1%
ROAA - Net REO Impairments, gains and losses	-0.3%	0.1%	-0.4%	-0.4%
ROAA - Total	2.4%	2.8%	2.2%	2.7%
ROAE - ex net REO impairments and losses	11.5%	10.1%	10.7%	12.7%
ROAE - Net REO Impairments, gains and losses	-1.2%	0.3%	-1.4%	-1.6%
ROAE - Total	10.3%	10.4%	9.3%	11.1%
Average Leverage Ratio - Asset Backed	2.8	2.9	2.7	2.7
Average Leverage Ratio - Convertible Debt	0.3	0.3	0.3	0.3
Average Leverage Ratio - Total	3.2	3.2	3.1	3.0
Ending Leverage Ratio - Asset Backed	2.8	2.8	2.9	2.6
Ending Leverage Ratio - Convertible Debt	0.3	0.3	0.3	0.3
Ending Leverage Ratio - Total	3.1	3.1	3.2	2.9

This slide includes financial metrics that are adjusted to exclude the ownership interest of Ajax Mortgage Loan Trust 2017-D by third-party institutional investors. The Company believes these financial metrics provide investors with useful supplemental information relating to the Company's results of operation and financial performance. These adjusted financial metrics are non-GAAP financial measures and should be considered in addition to, but not as a substitute for, the financial measures prepared in accordance with GAAP as reflected on other slides in this presentation. The following slide provides a reconciliation of these financial metrics to the most comparable GAAP measure.

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Financial Metrics - Reconciliation of GAAP consolidated financial metrics to non-GAAP financial metrics excluding the portion of Ajax Mortgage Loan Trust 2017-D owned by third-party institutional investors

($ in thousands)	Q2-18 GAAP Consolidated	Consolidation Impact of 2017 D	Q2-18 Excluding the Consolidation of 2017 D	Q1-18 GAAP Consolidated	Consolidation Impact of 2017 D	Q1-18 Excluding the Consolidation of 2017 D
Interest Income on Loans	26,158	1,401	24,757	25,445	1,321	24,124
Average Loans	1,235,455	86,230	1,149,225	1,251,860	87,890	1,163,970
Average Loan Yield	8.7%	0.2%	8.9%	8.4%	0.2%	8.6%
Total Interest Expense	12,799	768	12,031	12,494	811	11,683
Asset Level Interest Expense	10,645	768	9,877	10,344	811	9,533
Average Asset Level Debt	941,533	75,746	865,787	961,853	80,266	881,587
Average Asset Level Debt Cost	4.6%	0.0%	4.6%	4.4%	0.0%	4.4%
Asset Level Net Interest Margin	4.1%	0.1%	4.3%	4.0%	0.1%	4.2%
Total Average Debt	1,044,364	75,746	968,618	1,064,490	80,266	984,224
Total Average Debt Cost	5.0%	0.1%	5.1%	4.8%	0.1%	4.8%
Total Net Interest Margin	3.7%	0.1%	3.8%	3.6%	0.1%	3.7%
Non-Interest Operating Expenses - excluding REO	5,618	223	5,395	5,956	143	5,813
Non-Interest Operating Expenses/Avg Assets	1.7%	0.0%	1.7%	1.7%	0.4%	2.1%
ROAA - ex net REO impairments and losses	2.5%	0.2%	2.7%	2.2%	0.5%	2.7%
ROAA - Net REO impairments, gains and losses	-0.3%	0.0%	-0.3%	0.1%	0.0%	0.1%
ROAA - Total	2.2%	0.2%	2.4%	2.2%	0.6%	2.8%
ROAE - ex net REO impairments and losses	11.0%	0.5%	11.5%	9.7%	0.4%	10.1%
ROAE - Net REO impairments, gains and losses	-1.1%	0.0%	-1.2%	0.3%	0.0%	0.3%
ROAE - Total	9.8%	0.5%	10.3%	10.0%	0.3%	10.4%
Average Leverage Ratio - Asset Backed	2.9	(0.1)	2.8	3.0	(0.1)	2.9
Average Leverage Ratio - Convertbile Debt	0.3	0.0	0.3	0.3	0.0	0.3
Average Leverage Ratio - Total	3.3	(0.1)	3.2	3.3	(0.1)	3.2
Ending Leverage Ratio - Asset Backed	2.9	(0.1)	2.8	2.9	(0.1)	2.8
Ending Leverage Ratio - Convertible Debt	0.3	0.0	0.3	0.3	0.0	0.3
Ending Leverage Ratio - Total	3.2	(0.1)	3.1	3.2	(0.1)	3.1

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Consolidated Statements of Income (Dollars in thousands except per share amounts) (Unaudited) Three months ended June 30, 2018 March 31, 2018 December 31, 2017 September 30, 2017 (unaudited) (unaudited) (unaudited) (unaudited) INCOME: Interest income $ 26,690 $ 25,591 $ 24,367 $ 24,529 Interest expense (12,799) (12,494) (11,382) (10,775) Net interest income 13,891 13,097 12,985 13,754 Income from equity method investments 197 192 163 157 Other income 689 1,454 649 315 Total income 14,777 14,743 13,797 14,226 EXPENSE: Related party expense - loan servicing fees 2,672 2,469 2,242 2,187 Related party expense - management fee 1,440 1,532 1,510 1,428 Loan transaction expense 35 355 214 290 Professional fees 506 609 856 497 Real estate operating expense 944 449 518 1,151 Other expense 965 991 871 910 Total expense 6,562 6,405 6,211 6,463 Loss on debt extinguishment — — 913 — Income before provision for income tax 8,215 8,338 6,673 7,763 Provision for income tax 2 16 35 47 Consolidated net income 8,213 8,322 6,638 7,716 Less: consolidated net income attributable to 692 657 454 246 non-controlling interests Consolidated net income attributable to $ 7,521 $ 7,665 $ 6,184 $ 7,470 common stockholders Basic earnings per common share $ 0.40 $ 0.41 $ 0.34 $ 0.41 Diluted earnings per common share $ 0.37 $ 0.38 $ 0.33 $ 0.38 Weighted average shares – basic 18,595,769 18,508,089 18,236,488 18,072,045 Weighted average shares – diluted 26,478,817 26,395,158 26,111,202 25,246,764 13

Consolidated Balance Sheets (Dollars in thousands except per share amounts) ASSETS June 30, 2018 December 31, 2017 (Unaudited) Cash and cash equivalents $ 34,710 $ 53,721 Cash held in trust 25 301 Mortgage loans, net(1,4) 1,231,195 1,253,541 Property held-for-sale, net(2) 22,807 24,947 Rental property, net 5,540 1,284 Investment in debt securities 32,214 6,285 Receivable from servicer 16,473 17,005 Investment in affiliates 9,536 7,020 Loans purchase deposit — 26,740 Prepaid expenses and other assets 6,856 4,894 Total assets $ 1,359,356 $ 1,395,738 LIABILITIES AND EQUITY Liabilities: Secured borrowings, net(1,3,4) $ 633,136 $ 694,040 Borrowings under repurchase transactions 295,655 276,385 Convertible senior notes, net(3) 102,961 102,571 Management fee payable 770 750 Accrued expenses and other liabilities 4,158 4,554 Total liabilities 1,036,680 1,078,300 Equity: Preferred stock $0.01 par value; 25,000,000 shares authorized, — — none issued or outstanding Common stock $0.01 par value; 125,000,000 shares authorized, 18,770,071 shares at June 30, 2018 and 18,588,228 shares at 188 186 December 31, 2017 issued and outstanding Treasury stock (151) — Additional paid-in capital 257,836 254,847 Retained earnings 39,620 35,556 Accumulated other comprehensive loss (396) (233) Equity attributable to stockholders 297,097 290,356 Non-controlling interests (5) 25,579 27,082 Total equity 322,676 317,438 Total liabilities and equity $ 1,359,356 $ 1,395,738 (1) Mortgage loans includes $930.4 million and $996.2 million of loans at June 30, 2018 and December 31, 2017, respectively, transferred to securitization trusts that are variable interest entities (“VIEs”) , these loans can only be used to settle obligations of the VIEs. Secured borrowings consist of notes issued by VIEs that can only be settled with the assets and cash flows of the VIEs. The creditors do not have recourse to the primary beneficiary (Great Ajax Corp). (2) Property held for sale, net, includes valuation allowances of $1,903 and $1,784 at June 30, 2018 , and December 31, 2017, respectively. (3) Secured borrowings and Convertible senior notes are presented net of deferred issuance costs 14 (4) As of June 30, 2018 and December 31, 2017, balances for Mortgage loans, net includes $171.2 million and $177.1 million, respectively, and Secured borrowings, net of deferred costs includes $73.5 million and $88.4 million, respectively, from a 50% owned joint venture, which we consolidate under U.S. GAAP. (5) Non-controlling interests includes $12.5 million and $14.0 million, at June 30, 2018 and December 31, 2017, respectively, from a 50% owned joint venture, which we consolidate under U.S. GAAP.